            CONTACT: INVESTOR RELATIONS       MEDIA RELATIONS       EXHIBIT 99.1
            JOHN ANDREWS                      TIMOTHY LEE
            212-762-8131                      212-392-8709
                                              JEANMARIE MCFADDEN
                                              212-761-4059

                 MORGAN STANLEY, DEAN WITTER, DISCOVER REPORTS
                SECOND QUARTER NET INCOME UP 4% TO $590 MILLION
                        BEFORE MERGER-RELATED EXPENSES;
                         NET REVENUES INCREASE BY 12%

  NEW YORK, June 25, 1997--Morgan Stanley, Dean Witter, Discover & Co. (NYSE:MWD) today reported that net income for the second fiscal quarter, ended May 31, 1997, excluding the costs associated with its just completed merger, was $590 million--up 4 percent from last year's second quarter pro forma $568 million. Earnings per share, excluding merger costs, were $.94 on a fully-diluted basis, 4 percent greater than the $.90 in last year's second quarter. The merger of the two firms, which was accounted for as a pooling of interests, was completed on May 31 after more than 85 percent of the shares outstanding were voted in favor of the combination.

  Second quarter fully-diluted earnings per share, including the effects of expenses associated with the merger, were $.83. Second quarter fully-diluted earnings per share, excluding both the expenses associated with the merger and the amortization of goodwill from previous acquisitions, were $.97--5 percent ahead of last year's second quarter comparable per share earnings of $.92.

  Second quarter net revenues (total revenues less interest expense and the provision for loan losses) were $3,517 million, a 12 percent advance over last year's second quarter of $3,128 million. The annualized return on average common equity for the second fiscal quarter of 1997 was 18.3 percent.

  Philip J. Purcell, Chairman, and John J. Mack, President, said in a joint statement, "We're off to an excellent start. We're very pleased with the strong revenues in our three primary businesses--securities, asset management and credit services. There's been a lot to do over the last four months, and the transition effort has gone exceptionally well. We have a great new company with record operating results, and we couldn't be more excited about the future."

  Net revenues for the first six months of fiscal 1997 increased 15 percent to $6,989 million. Excluding merger-related expenses, six month net income of $1,161 million increased 9 percent over last year's pro forma $1,061 million. Six-month fully-diluted earnings per share, excluding merger-related expenses, were $1.85, up 10% from last year's $1.68. Including merger-related expenses, fully-diluted earnings per share were $1.74.

SECURITIES

  The Securities business posted quarterly net income of $312 million, down 13 percent from the record quarter a year earlier:

  . Investment banking revenues of $581 million, down slightly from the prior year period, reflected a decline in equity and debt underwriting revenues due to lower levels of market activity partially offset by continued strength in mergers and acquisitions. The Company maintained a leadership position in announced global M&A transactions. Additionally, it ranked first in Europe and second worldwide in equity and equity-related underwritings. The Company also ranked second in both high yield and U.S. investment grade debt underwriting.*

  . Institutional securities reported a strong second quarter, with record revenues in foreign exchange and near-record revenues in equities.

  * Source: Securities Data Corp.--January 1 to May 31, 1997

  . The number of Dean Witter account executives grew to 9,373 at quarter end, up 237 for the quarter and 648 from a year ago.

  . Dean Witter added a record 340,000 new client accounts during the first six months of the fiscal year, and total client assets rose by $17 billion to a record $271 billion.

ASSET MANAGEMENT

  Asset management net income climbed 82 percent to $149 million from last year's second quarter--buoyed by a substantial mark-to-market gain in the Company's merchant banking portfolio:

  . The Company had approximately $303 billion of assets under management and administration at quarter end.

  . Asset management products offered by the Company to individuals primarily through InterCapital and Van Kampen American Capital rose to $174 billion--up $6 billion for the quarter and $9 billion for the fiscal year-to-date.

  . Asset management products offered by the Company to institutions primarily through Morgan Stanley increased $7 billion for the quarter and by $14 billion for the fiscal year-to-date--to stand at $129 billion.

  . Assets under supervision rose to $410 billion reflecting both business growth and the April acquisition of Barclay's global custody business.

  Merchant Banking generated second quarter revenues of $129 million primarily due to a mark-to-market gain on its holdings of Fort Howard Corp., which announced that it will merge with James River Corp.

CREDIT AND TRANSACTION SERVICES

  Credit and Transaction Services reported strong revenue growth for the second quarter compared to a year ago. However, net revenues of $737 million increased only 3 percent from the second quarter of 1996 due to a 49 percent increase in the provision for loan losses on a managed loan basis. The increase in the provision was due to higher write-offs.

  . Merchant and cardmember fees were $528 million on a managed loan basis, up 27 percent from last year's second quarter. The increase was primarily the result of the pricing actions taken in 1996.

  . Managed loans of $34.2 billion were up $3.4 billion, or 11 percent, from the second quarter of 1996.

  . Net interest income on a managed loan basis rose 15 percent over last year's second quarter to $808 million, due to both loan growth and a modest improvement in the spread on managed consumer loans.

  . The NOVUS Network enrolled more than 100,000 new merchant locations during the quarter and more than 425,000 over the last twelve months. Merchants signed by NOVUS during the second quarter included Brooks Brothers, The Baltimore Orioles, the Museum Co. and Garden Botanica.

  . NOVUS also announced a co-branded card program with IGA USA, the nation's largest voluntary supermarket network.

  Total capital (stockholders' equity and long-term debt) at May 31, 1997 was $33.7 billion, including $12.2 billion of common and preferred stockholders' equity. Book value per common share was $19.37, based on quarter-end shares of 586,342,798.

  Morgan Stanley, Dean Witter, Discover & Co. is a global financial services firm and a market leader in securities, asset management, and credit and transaction services. The Company has offices in New York, London, Tokyo, Hong Kong and other principal financial centers around the world and has 381 securities branch offices throughout the United States.

                    MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
                               Financial Summary
              (unaudited, dollars in millions, except per share data)

                                             Quarter Ended          Percentage
                                        May 31, 1997  May 31, 1996    Change
                                        ------------  ------------ ------------
Net revenues
 Securities                           $       2,145 $       2,067           4%
 Asset Management                               635           346          84%
 Credit and Transaction Services                737           715           3%
                                        ------------  ------------
 Consolidated net revenues            $       3,517 $       3,128          12%
                                        ============  ============
Net income
 Securities                           $         312 $         357         (13%)
 Asset Management                               149            82          82%
 Credit and Transaction Services                129           129          --
                                        ------------  ------------
 Consolidated net income              $         590 $         568           4%
                                        ============  ============
 Preferred stock dividend requirements$          18 $          17           6%
                                        ============  ============
 Earnings applicable to common shares $         572 $         551           4%
                                        ============  ============
 Merger and restructuring charges     $          63 $           0           *
                                        ============  ============
 Earnings applicable to common shares
    after merger charges              $         509 $         551          (8%)
                                        ============  ============

Earnings per common share
 Primary                              $        0.85 $        0.92          (8%)
 Fully diluted                        $        0.83 $        0.90          (8%)
 Fully diluted, excluding
    merger charges                    $        0.94 $        0.90           4%
 Fully diluted, excluding merger
    and acquisition charges (1)       $        0.97 $        0.92           5%
Average common shares outstanding
 Primary                                598,282,535   597,949,948
 Fully diluted                          611,724,590   610,894,787
Period end common shares outstanding    586,342,798   581,929,723

Return on common equity                       18.3%         23.4%
Return on common equity excluding
 merger and acquisition charges (1)           21.2%         23.7%

(1) Excludes the effects of expenses associated with the merger of Dean Witter, Discover & Co. and Morgan Stanley Group Inc. and amortization of goodwill.

                    MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
                               Financial Summary
              (unaudited, dollars in millions, except per share data)

                                             Quarter Ended          Percentage
                                        May 31, 1997  Feb 28, 1997    Change
                                        ------------  ------------ ------------
Net revenues
 Securities                           $       2,145 $       2,219          (3%)
 Asset Management                               635           507          25%
 Credit and Transaction Services                737           746          (1%)
                                        ------------  ------------
 Consolidated net revenues            $       3,517 $       3,472           1%
                                        ============  ============
Net income
 Securities                           $         312 $         358         (13%)
 Asset Management                               149            87          71%
 Credit and Transaction Services                129           126           2%
                                        ------------  ------------
 Consolidated net income              $         590 $         571           3%
                                        ============  ============
 Preferred stock dividend requirements$          18 $          19          (5%)
                                        ============  ============
 Earnings applicable to common shares $         572 $         552           4%
                                        ============  ============
 Merger and restructuring charges     $          63 $           0           *
                                        ============  ============
 Earnings applicable to common shares
    after merger charges              $         509 $         552          (8%)
                                        ============  ============

Earnings per common share
 Primary                              $        0.85 $        0.93          (9%)
 Fully diluted                        $        0.83 $        0.91          (9%)
 Fully diluted, excluding
    merger charges                    $        0.94 $        0.91           3%
 Fully diluted, excluding merger
    and acquisition charges (1)       $        0.97 $        0.95           2%
Average common shares outstanding
 Primary                                598,282,535   593,495,440
 Fully diluted                          611,724,590   606,621,425
Period end common shares outstanding    586,342,798   582,335,632

Return on common equity                       18.3%         20.7%
Return on common equity excluding
 merger and acquisition charges (1)           21.2%         21.6%

(1) Excludes the effects of expenses associated with the merger of Dean Witter, Discover & Co. and Morgan Stanley Group Inc. and amortization of goodwill.

                    MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
                               Financial Summary
              (unaudited, dollars in millions, except per share data)

                                             Six Months Ended       Percentage
                                        May 31, 1997  May 31, 1996    Change
                                        ------------  ------------ ------------
Net revenues
 Securities                           $       4,364 $       4,091           7%
 Asset Management                             1,142           623          83%
 Credit and Transaction Services              1,483         1,381           7%
                                        ------------  ------------
 Consolidated net revenues            $       6,989 $       6,095          15%
                                        ============  ============
Net income
 Securities                           $         670 $         688          (3%)
 Asset Management                               236           143          65%
 Credit and Transaction Services                255           230          11%
                                        ------------  ------------
 Consolidated net income              $       1,161 $       1,061           9%
                                        ============  ============
 Preferred stock dividend requirements$          37 $          33          12%
                                        ============  ============
 Earnings applicable to common shares $       1,124 $       1,028           9%
                                        ============  ============
 Merger and restructuring charges     $          63 $           0           *
                                        ============  ============
 Earnings applicable to common shares
    after merger charges              $       1,061 $       1,028           3%
                                        ============  ============

Earnings per common share
 Primary                              $        1.78 $        1.71           4%
 Fully diluted                        $        1.74 $        1.68           4%
 Fully diluted, excluding
    merger charges                    $        1.85 $        1.68          10%
 Fully diluted, excluding merger
    and acquisition charges (1)       $        1.91 $        1.69          13%
Average common shares outstanding
 Primary                                595,600,065   600,468,484
 Fully diluted                          609,524,101   614,316,613
Period end common shares outstanding    586,342,798   581,929,723

Return on common equity                       19.5%         22.1%
Return on common equity excluding
 merger and acquisition charges (1)           21.4%         22.3%

(1) Excludes the effects of expenses associated with the merger of Dean Witter, Discover & Co. and Morgan Stanley Group Inc. and amortization of goodwill.

                    MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
                   Consolidated Income Statement Information
              (unaudited, dollars in millions, except per share data)

                                             Quarter Ended          Percentage
                                        May 31, 1997  May 31, 1996    Change
                                        ------------  ------------ ------------
Investment banking                    $         581 $         604          (4%)
Principal transactions:
 Trading                                        722           680           6%
 Investments                                    136            38           *
Commissions                                     484           463           5%
Fees:
 Asset mgmt, distribution & admin               610           430          42%
 Merchant and cardmember                        424           354          20%
 Servicing                                      187           185           1%
Interest and dividends                        3,197         2,830          13%
Other                                            35            34           3%
                                        ------------  ------------
 Total revenues                       $       6,376 $       5,618          13%
Interest expense                              2,478         2,251          10%
Provision for consumer loan losses              381           239          59%
                                        ------------  ------------
 Net revenues                         $       3,517 $       3,128          12%
                                        ------------  ------------
Compensation and benefits                     1,505         1,314          15%
Occupancy and equipment                         127           119           7%
Brokerage, clearing and exchange fees           113            78          45%
Info processing and communications              267           241          11%
Marketing and business development              274           247          11%
Professional services                            99            73          36%
Other                                           175           166           5%
                                        ------------  ------------
 Total non-interest expenses          $       2,560 $       2,238          14%
                                        ------------  ------------
Income before income taxes                      957           890           8%
Income tax expense                              367           322          14%
                                        ------------  ------------
Net income before merger charges      $         590 $         568           4%
                                        ============  ============
Preferred stock dividend requirements $          18 $          17           6%
                                        ============  ============
Earnings applicable to common shares  $         572 $         551           4%
                                        ============  ============
Merger and restructuring charges,
 net of taxes                         $          63 $           0           *
                                        ============  ============
Earnings applicable to common shares
 after merger charges                 $         509 $         551          (8%)
                                        ============  ============

Earnings per common share:
 Primary                              $        0.85 $        0.92          (8%)
 Fully diluted                        $        0.83 $        0.90          (8%)
 Fully diluted, excluding
    merger charges                    $        0.94 $        0.90           4%
 Fully diluted, excluding merger
    and acquisition charges (1)       $        0.97 $        0.92           5%
Average common shares outstanding:
 Primary                                598,282,535   597,949,948
 Fully diluted                          611,724,590   610,894,787

Return on common equity                       18.3%         23.4%
Return on common equity excluding
 merger and acquisition charges (1)           21.2%         23.7%

(1) Excludes the effects of expenses associated with the merger of Dean Witter, Discover & Co. and Morgan Stanley Group Inc. and amortization of goodwill.

                    MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
                   Consolidated Income Statement Information
              (unaudited, dollars in millions, except per share data)

                                             Quarter Ended          Percentage
                                        May 31, 1997  Feb 28, 1997    Change
                                        ------------  ------------ ------------
Investment banking                    $         581 $         522          11%
Principal transactions:
 Trading                                        722           869         (17%)
 Investments                                    136            56         143%
Commissions                                     484           490          (1%)
Fees:
 Asset mgmt, distribution & admin               610           587           4%
 Merchant and cardmember                        424           436          (3%)
 Servicing                                      187           202          (7%)
Interest and dividends                        3,197         3,369          (5%)
Other                                            35            29          21%
                                        ------------  ------------
 Total revenues                       $       6,376 $       6,560          (3%)
Interest expense                              2,478         2,709          (9%)
Provision for consumer loan losses              381           379           1%
                                        ------------  ------------
 Net revenues                         $       3,517 $       3,472           1%
                                        ------------  ------------
Compensation and benefits                     1,505         1,490           1%
Occupancy and equipment                         127           128          (1%)
Brokerage, clearing and exchange fees           113            95          19%
Info processing and communications              267           270          (1%)
Marketing and business development              274           288          (5%)
Professional services                            99            93           6%
Other                                           175           180          (3%)
                                        ------------  ------------
 Total non-interest expenses          $       2,560 $       2,544           1%
                                        ------------  ------------
Income before income taxes                      957           928           3%
Income tax expense                              367           357           3%
                                        ------------  ------------
Net income before merger charges      $         590 $         571           3%
                                        ============  ============
Preferred stock dividend requirements $          18 $          19          (5%)
                                        ============  ============
Earnings applicable to common shares  $         572 $         552           4%
                                        ============  ============
Merger and restructuring charges,
 net of taxes                         $          63 $           0           *
                                        ============  ============
Earnings applicable to common shares
 after merger charges                 $         509 $         552          (8%)
                                        ============  ============

Earnings per common share:
 Primary                              $        0.85 $        0.93          (9%)
 Fully diluted                        $        0.83 $        0.91          (9%)
 Fully diluted, excluding
    merger charges                    $        0.94 $        0.91           3%
 Fully diluted, excluding merger
    and acquisition charges (1)       $        0.97 $        0.95           2%
Average common shares outstanding:
 Primary                                598,282,535   593,495,440
 Fully diluted                          611,724,590   606,621,425

Return on common equity                       18.3%         20.7%
Return on common equity excluding
 merger and acquisition charges (1)           21.2%         21.6%

(1) Excludes the effects of expenses associated with the merger of Dean Witter, Discover & Co. and Morgan Stanley Group Inc. and amortization of goodwill.

                    MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
                   Consolidated Income Statement Information
              (unaudited, dollars in millions, except per share data)

                                             Six Months Ended       Percentage
                                        May 31, 1997  May 31, 1996    Change
                                        ------------  ------------ ------------
Investment banking                    $       1,103 $       1,062           4%
Principal transactions:
 Trading                                      1,591         1,503           6%
 Investments                                    192            31           *
Commissions                                     974           911           7%
Fees:
 Asset mgmt, distribution & admin             1,197           820          46%
 Merchant and cardmember                        860           684          26%
 Servicing                                      389           384           1%
Interest and dividends                        6,566         5,644          16%
Other                                            64            60           7%
                                        ------------  ------------
 Total revenues                       $      12,936 $      11,099          17%
Interest expense                              5,187         4,515          15%
Provision for consumer loan losses              760           489          55%
                                        ------------  ------------
 Net revenues                         $       6,989 $       6,095          15%
                                        ------------  ------------
Compensation and benefits                     2,995         2,572          16%
Occupancy and equipment                         255           239           7%
Brokerage, clearing and exchange fees           208           155          34%
Info processing and communications              537           469          14%
Marketing and business development              562           483          16%
Professional services                           192           142          35%
Other                                           355           345           3%
                                        ------------  ------------
 Total non-interest expenses          $       5,104 $       4,405          16%
                                        ------------  ------------
Income before income taxes                    1,885         1,690          12%
Income tax expense                              724           629          15%
                                        ------------  ------------
Net income before merger charges      $       1,161 $       1,061           9%
                                        ============  ============
Preferred stock dividend requirements $          37 $          33          12%
                                        ============  ============
Earnings applicable to common shares  $       1,124 $       1,028           9%
                                        ============  ============
Merger and restructuring charges,
 net of taxes                         $          63 $           0           *
                                        ============  ============
Earnings applicable to common shares
 after merger charges                 $       1,061 $       1,028           3%
                                        ============  ============

Earnings per common share:
 Primary                              $        1.78 $        1.71           4%
 Fully diluted                        $        1.74 $        1.68           4%
 Fully diluted, excluding
    merger charges                    $        1.85 $        1.68          10%
 Fully diluted, excluding merger
    and acquisition charges (1)       $        1.91 $        1.69          13%
Average common shares outstanding:
 Primary                                595,600,065   600,468,484
 Fully diluted                          609,524,101   614,316,613

Return on common equity                       19.5%         22.1%
Return on common equity excluding
 merger and acquisition charges (1)           21.4%         22.3%

(1) Excludes the effects of expenses associated with the merger of Dean Witter, Discover & Co. and Morgan Stanley Group Inc. and amortization of goodwill.

                    MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
         Securities and Asset Management Income Statement Information
                        (unaudited, dollars in millions)

                                             Quarter Ended          Percentage
                                        May 31, 1997  May 31, 1996    Change
                                        ------------  ------------ ------------
Investment banking                    $         581 $         604          (4%)
Principal transactions:
 Trading                                        722           680           6%
 Investments                                    136            38           *
Commissions                                     476           463           3%
Fees:
 Asset mgmt, distribution & admin               610           430          42%
 Servicing                                        1             3         (67%)
Interest and dividends                        2,416         2,167          11%
Other                                            32            33          (3%)
                                        ------------  ------------
 Total revenues                       $       4,974 $       4,418          13%
Interest expense                              2,191         2,004           9%
Provision for consumer loan losses                3             1           *
                                        ------------  ------------
 Net revenues                         $       2,780 $       2,413          15%
                                        ------------  ------------

Compensation and benefits                     1,369         1,195          15%
Occupancy and equipment                         112           105           7%
Brokerage, clearing and exchange fees           109            78          40%
Info processing and communications              149           126          18%
Marketing and business development              100            74          35%
Professional services                            83            65          28%
Other                                           111            83          34%
                                        ------------  ------------
 Total non-interest expenses          $       2,033 $       1,726          18%
                                        ------------  ------------
Income before income taxes                      747           687           9%
Income tax expense                              286           248          15%
                                        ------------  ------------
Net income                            $         461 $         439           5%
                                        ============  ============

Comp & benefits as a % of net revenues          49%           50%
Non-comp exps as a % of net revenues            24%           22%
Profit margin (1)                               17%           18%

(1) Net income as a % of net revenues.

                    MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
         Securities and Asset Management Income Statement Information
                        (unaudited, dollars in millions)

                                             Quarter Ended          Percentage
                                        May 31, 1997  Feb 28, 1997    Change
                                        ------------  ------------ ------------
Investment banking                    $         581 $         522          11%
Principal transactions:
 Trading                                        722           869         (17%)
 Investments                                    136            56         143%
Commissions                                     476           489          (3%)
Fees:
 Asset mgmt, distribution & admin               610           587           4%
 Servicing                                        1             2         (50%)
Interest and dividends                        2,416         2,602          (7%)
Other                                            32            27          19%
                                        ------------  ------------
 Total revenues                       $       4,974 $       5,154          (3%)
Interest expense                              2,191         2,426         (10%)
Provision for consumer loan losses                3             2          50%
                                        ------------  ------------
 Net revenues                         $       2,780 $       2,726           2%
                                        ------------  ------------

Compensation and benefits                     1,369         1,355           1%
Occupancy and equipment                         112           113          (1%)
Brokerage, clearing and exchange fees           109            95          15%
Info processing and communications              149           142           5%
Marketing and business development              100            96           4%
Professional services                            83            75          11%
Other                                           111           124         (10%)
                                        ------------  ------------
 Total non-interest expenses          $       2,033 $       2,000           2%
                                        ------------  ------------
Income before income taxes                      747           726           3%
Income tax expense                              286           281           2%
                                        ------------  ------------
Net income                            $         461 $         445           4%
                                        ============  ============

Comp & benefits as a % of net revenues          49%           50%
Non-comp exps as a % of net revenues            24%           24%
Profit margin (1)                               17%           16%

(1) Net income as a % of net revenues.

                    MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
         Securities and Asset Management Income Statement Information
                        (unaudited, dollars in millions)

                                             Six Months Ended       Percentage
                                        May 31, 1997  May 31, 1996    Change
                                        ------------  ------------ ------------
Investment banking                    $       1,103 $       1,062           4%
Principal transactions:
 Trading                                      1,591         1,503           6%
 Investments                                    192            31           *
Commissions                                     965           911           6%
Fees:
 Asset mgmt, distribution & admin             1,197           820          46%
 Servicing                                        3             6         (50%)
Interest and dividends                        5,018         4,322          16%
Other                                            59            59          --
                                        ------------  ------------
 Total revenues                       $      10,128 $       8,714          16%
Interest expense                              4,617         3,996          16%
Provision for consumer loan losses                5             4          25%
                                        ------------  ------------
 Net revenues                         $       5,506 $       4,714          17%
                                        ------------  ------------

Compensation and benefits                     2,724         2,332          17%
Occupancy and equipment                         225           211           7%
Brokerage, clearing and exchange fees           204           155          32%
Info processing and communications              291           245          19%
Marketing and business development              196           139          41%
Professional services                           158           120          32%
Other                                           235           190          24%
                                        ------------  ------------
 Total non-interest expenses          $       4,033 $       3,392          19%
                                        ------------  ------------
Income before income taxes                    1,473         1,322          11%
Income tax expense                              567           491          15%
                                        ------------  ------------
Net income                            $         906 $         831           9%
                                        ============  ============

Comp & benefits as a % of net revenues          49%           49%
Non-comp exps as a % of net revenues            24%           22%
Profit margin (1)                               16%           18%

(1) Net income as a % of net revenues.

                    MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
         Credit and Transaction Services Income Statement Information
                        (unaudited, dollars in millions)

                                             Quarter Ended          Percentage
                                        May 31, 1997  May 31, 1996    Change
                                        ------------  ------------ ------------
Fees:
 Merchant and cardmember              $         424 $         354          20%
 Servicing                                      186           182           2%
Commissions                                       8             0           *
Other                                             3             1           *
                                        ------------  ------------
 Total non-interest revenues          $         621 $         537          16%

Interest revenue                                781           663          18%
Interest expense                                287           247          16%
                                        ------------  ------------
 Net interest income                            494           416          19%

Provision for consumer loan losses              378           238          59%
                                        ------------  ------------
 Net credit income                              116           178         (35%)

                                        ------------  ------------
 Net revenues                         $         737 $         715           3%
                                        ------------  ------------

Compensation and benefits                       136           119          14%
Occupancy and equipment                          15            14           7%
Brokerage, clearing and exchange fees             4             0           *
Info processing and communications              118           115           3%
Marketing and business development              174           173           1%
Professional services                            16             8         100%
Other                                            64            83         (23%)
                                        ------------  ------------
 Total non-interest expenses          $         527 $         512           3%
                                        ------------  ------------

Income before income taxes                      210           203           3%
Income tax expense                               81            74           9%
                                        ------------  ------------
Net income                            $         129 $         129          --
                                        ============  ============

Comp & benefits as a % of net revenues          18%           17%
Non-comp exps as a % of net revenues            53%           55%
Profit margin (1)                               18%           18%

(1) Net income as a % of net revenues.

                    MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
         Credit and Transaction Services Income Statement Information
                        (unaudited, dollars in millions)

                                             Quarter Ended          Percentage
                                        May 31, 1997  Feb 28, 1997    Change
                                        ------------  ------------ ------------
Fees:
 Merchant and cardmember              $         424 $         436          (3%)
 Servicing                                      186           200          (7%)
Commissions                                       8             1           *
Other                                             3             2          50%
                                        ------------  ------------
 Total non-interest revenues          $         621 $         639          (3%)

Interest revenue                                781           767           2%
Interest expense                                287           283           1%
                                        ------------  ------------
 Net interest income                            494           484           2%

Provision for consumer loan losses              378           377          --
                                        ------------  ------------
 Net credit income                              116           107           8%

                                        ------------  ------------
 Net revenues                         $         737 $         746          (1%)
                                        ------------  ------------

Compensation and benefits                       136           135           1%
Occupancy and equipment                          15            15          --
Brokerage, clearing and exchange fees             4             0           *
Info processing and communications              118           128          (8%)
Marketing and business development              174           192          (9%)
Professional services                            16            18         (11%)
Other                                            64            56          14%
                                        ------------  ------------
 Total non-interest expenses          $         527 $         544          (3%)
                                        ------------  ------------

Income before income taxes                      210           202           4%
Income tax expense                               81            76           7%
                                        ------------  ------------
Net income                            $         129 $         126           2%
                                        ============  ============

Comp & benefits as a % of net revenues          18%           18%
Non-comp exps as a % of net revenues            53%           55%
Profit margin (1)                               18%           17%

(1) Net income as a % of net revenues.

                    MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
         Credit and Transaction Services Income Statement Information
                        (unaudited, dollars in millions)

                                             Six Months Ended       Percentage
                                        May 31, 1997  May 31, 1996    Change
                                        ------------  ------------ ------------
Fees:
 Merchant and cardmember              $         860 $         684          26%
 Servicing                                      386           378           2%
Commissions                                       9             0           *
Other                                             5             1           *
                                        ------------  ------------
 Total non-interest revenues          $       1,260 $       1,063          19%

Interest revenue                              1,548         1,322          17%
Interest expense                                570           519          10%
                                        ------------  ------------
 Net interest income                            978           803          22%

Provision for consumer loan losses              755           485          56%
                                        ------------  ------------
 Net credit income                              223           318         (30%)

                                        ------------  ------------
 Net revenues                         $       1,483 $       1,381           7%
                                        ------------  ------------

Compensation and benefits                       271           240          13%
Occupancy and equipment                          30            28           7%
Brokerage, clearing and exchange fees             4             0           *
Info processing and communications              246           224          10%
Marketing and business development              366           344           6%
Professional services                            34            22          55%
Other                                           120           155         (23%)
                                        ------------  ------------
 Total non-interest expenses          $       1,071 $       1,013           6%
                                        ------------  ------------

Income before income taxes                      412           368          12%
Income tax expense                              157           138          14%
                                        ------------  ------------
Net income                            $         255 $         230          11%
                                        ============  ============

Comp & benefits as a % of net revenues          18%           17%
Non-comp exps as a % of net revenues            54%           56%
Profit margin (1)                               17%           17%

(1) Net income as a % of net revenues.

                    MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
         Credit and Transaction Services Income Statement Information
                        (unaudited, dollars in millions)
                               (Managed loan basis)

                                             Quarter Ended          Percentage
                                        May 31, 1997  May 31, 1996    Change
                                        ------------  ------------ ------------
Fees:
 Merchant and cardmember              $         528 $         417          27%
 Servicing                                        0             0          --
Commissions                                       8             0           *
Other                                             4             2         100%
                                        ------------  ------------
 Total non-interest revenues          $         540 $         419          29%

Interest revenue                              1,299         1,150          13%
Interest expense                                491           445          10%
                                        ------------  ------------
 Net interest income                            808           705          15%

Provision for consumer loan losses              611           409          49%
                                        ------------  ------------
 Net credit income                              197           296         (33%)
                                        ------------  ------------
 Net revenues                         $         737 $         715           3%
                                        ------------  ------------

Compensation and benefits                       136           119          14%
Occupancy and equipment                          15            14           7%
Brokerage, clearing and exchange fees             4             0           *
Info processing and communications              118           115           3%
Marketing and business development              174           173           1%
Professional services                            16             8         100%
Other                                            64            83         (23%)
                                        ------------  ------------
 Total non-interest expenses          $         527 $         512           3%
                                        ------------  ------------

Income before income taxes                      210           203           3%
Income tax expense                               81            74           9%
                                        ------------  ------------
Net income                            $         129 $         129          --
                                        ============  ============

Comp & benefits as a % of net revenues          18%           17%
Non-comp exps as a % of net revenues            53%           55%
Profit margin (1)                               18%           18%

(1) Net income as a % of net revenues.

                    MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
         Credit and Transaction Services Income Statement Information
                        (unaudited, dollars in millions)
                               (Managed loan basis)

                                             Quarter Ended          Percentage
                                        May 31, 1997  Feb 28, 1997    Change
                                        ------------  ------------ ------------
Fees:
 Merchant and cardmember              $         528 $         548          (4%)
 Servicing                                        0             0          --
Commissions                                       8             1           *
Other                                             4             1           *
                                        ------------  ------------
 Total non-interest revenues          $         540 $         550          (2%)

Interest revenue                              1,299         1,285           1%
Interest expense                                491           486           1%
                                        ------------  ------------
 Net interest income                            808           799           1%

Provision for consumer loan losses              611           603           1%
                                        ------------  ------------
 Net credit income                              197           196           1%
                                        ------------  ------------
 Net revenues                         $         737 $         746          (1%)
                                        ------------  ------------

Compensation and benefits                       136           135           1%
Occupancy and equipment                          15            15          --
Brokerage, clearing and exchange fees             4             0           *
Info processing and communications              118           128          (8%)
Marketing and business development              174           192          (9%)
Professional services                            16            18         (11%)
Other                                            64            56          14%
                                        ------------  ------------
 Total non-interest expenses          $         527 $         544          (3%)
                                        ------------  ------------

Income before income taxes                      210           202           4%
Income tax expense                               81            76           7%
                                        ------------  ------------
Net income                            $         129 $         126           2%
                                        ============  ============

Comp & benefits as a % of net revenues          18%           18%
Non-comp exps as a % of net revenues            53%           55%
Profit margin (1)                               18%           17%

(1) Net income as a % of net revenues.

                    MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
         Credit and Transaction Services Income Statement Information
                        (unaudited, dollars in millions)
                               (Managed loan basis)

                                             Six Months Ended       Percentage
                                        May 31, 1997  May 31, 1996    Change
                                        ------------  ------------ ------------
Fees:
 Merchant and cardmember              $       1,076 $         791          36%
 Servicing                                        0             0          --
Commissions                                       9             0           *
Other                                             5             2           *
                                        ------------  ------------
 Total non-interest revenues          $       1,090 $         793          37%

Interest revenue                              2,584         2,277          13%
Interest expense                                977           893           9%
                                        ------------  ------------
 Net interest income                          1,607         1,384          16%

Provision for consumer loan losses            1,214           796          53%
                                        ------------  ------------
 Net credit income                              393           588         (33%)
                                        ------------  ------------
 Net revenues                         $       1,483 $       1,381           7%
                                        ------------  ------------

Compensation and benefits                       271           240          13%
Occupancy and equipment                          30            28           7%
Brokerage, clearing and exchange fees             4             0           *
Info processing and communications              246           224          10%
Marketing and business development              366           344           6%
Professional services                            34            22          55%
Other                                           120           155         (23%)
                                        ------------  ------------
 Total non-interest expenses          $       1,071 $       1,013           6%
                                        ------------  ------------

Income before income taxes                      412           368          12%
Income tax expense                              157           138          14%
                                        ------------  ------------
Net income                            $         255 $         230          11%
                                        ============  ============

Comp & benefits as a % of net revenues          18%           17%
Non-comp exps as a % of net revenues            54%           56%
Profit margin (1)                               17%           17%

(1) Net income as a % of net revenues.

                    MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
             Quarterly Consolidated Income Statement Information
                         (unaudited, dollars in millions)

                                                  FOR THE QUARTER ENDED
                                             5/31/97       2/28/97     11/30/96
                                        ------------  ------------ ------------
Investment banking                    $         581 $         522 $        638
Principal transactions:
 Trading                                        722           869          622
 Investments                                    136            56           26
Commissions                                     484           490          440
Fees:
 Asset mgmt, distribution & admin               610           587          474
 Merchant and cardmember                        424           436          413
 Servicing                                      187           202          211
Interest and dividends                        3,197         3,369        2,599
Other                                            35            29           30
                                        ------------  ------------ ------------
 Total revenues                       $       6,376 $       6,560 $      5,453
Interest expense                              2,478         2,709        2,013
Provision for consumer loan losses              381           379          393
                                        ------------  ------------ ------------
 Net revenues                         $       3,517 $       3,472 $      3,047
                                        ------------  ------------ ------------
Compensation and benefits                     1,505         1,490        1,310
Occupancy and equipment                         127           128          130
Brokerage, clearing and exchange fees           113            95           85
Info processing and communications              267           270          269
Marketing and business development              274           288          278
Professional services                            99            93          105
Other                                           175           180          166
Relocation charge                                 0             0            0
                                        ------------  ------------ ------------
 Total non-interest expenses          $       2,560 $       2,544 $      2,343
                                        ------------  ------------ ------------
Income before income taxes                      957           928          704
Income tax expense                              367           357          252
                                        ------------  ------------ ------------
Net income before merger charges      $         590 $         571 $        452
                                        ============  ============ ============
Preferred stock dividend requirements $          18 $          19 $         18
                                        ============  ============ ============
Earnings applicable to common shares  $         572 $         552 $        434
                                        ============  ============ ============
Merger and restructuring charges,
 net of taxes                         $          63 $           0 $          0
                                        ============  ============ ============
Earnings applicable to common shares
 after merger charges                 $         509 $         552 $        434
                                        ============  ============ ============

                    MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
             Quarterly Consolidated Income Statement Information
                         (unaudited, dollars in millions)

                                                  FOR THE QUARTER ENDED
                                             8/31/96       5/31/96      2/28/96
                                        ------------  ------------ ------------
Investment banking                    $         486 $         604 $        458
Principal transactions:
 Trading                                        534           680          823
 Investments                                     29            38           (7)
Commissions                                     417           463          448
Fees:
 Asset mgmt, distribution & admin               423           430          390
 Merchant and cardmember                        366           354          330
 Servicing                                      209           185          199
Interest and dividends                        3,035         2,830        2,814
Other                                            27            34           26
                                        ------------  ------------ ------------
 Total revenues                       $       5,526 $       5,618 $      5,481
Interest expense                              2,412         2,251        2,264
Provision for consumer loan losses              309           239          250
                                        ------------  ------------ ------------
 Net revenues                         $       2,805 $       3,128 $      2,967
                                        ------------  ------------ ------------
Compensation and benefits                     1,170         1,314        1,258
Occupancy and equipment                         122           119          120
Brokerage, clearing and exchange fees            76            78           77
Info processing and communications              247           241          228
Marketing and business development              247           247          236
Professional services                            84            73           69
Other                                           163           166          179
Relocation charge                                 0             0            0
                                        ------------  ------------ ------------
 Total non-interest expenses          $       2,109 $       2,238 $      2,167
                                        ------------  ------------ ------------
Income before income taxes                      696           890          800
Income tax expense                              246           322          307
                                        ------------  ------------ ------------
Net income before merger charges      $         450 $         568 $        493
                                        ============  ============ ============
Preferred stock dividend requirements $          15 $          17 $         16
                                        ============  ============ ============
Earnings applicable to common shares  $         435 $         551 $        477
                                        ============  ============ ============
Merger and restructuring charges,
 net of taxes                         $           0 $           0 $          0
                                        ============  ============ ============
Earnings applicable to common shares
 after merger charges                 $         435 $         551 $        477
                                        ============  ============ ============

                    MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
             Quarterly Consolidated Income Statement Information
                         (unaudited, dollars in millions)

                                                  FOR THE QUARTER ENDED
                                            11/30/95       8/31/95      5/31/95
                                        ------------  ------------ ------------
Investment banking                    $         551 $         398 $        321
Principal transactions:
 Trading                                        330           478          556
 Investments                                     39            69           (6)
Commissions                                     414           395          386
Fees:
 Asset mgmt, distribution & admin               350           347          345
 Merchant and cardmember                        306           283          260
 Servicing                                      177           182          179
Interest and dividends                        2,562         2,742        2,549
Other                                            17            21           29
                                        ------------  ------------ ------------
 Total revenues                       $       4,746 $       4,915 $      4,619
Interest expense                              1,917         2,131        2,040
Provision for consumer loan losses              258           168          127
                                        ------------  ------------ ------------
 Net revenues                         $       2,571 $       2,616 $      2,452
                                        ------------  ------------ ------------
Compensation and benefits                     1,110         1,084          960
Occupancy and equipment                         116           116          109
Brokerage, clearing and exchange fees            72            73           77
Info processing and communications              241           219          219
Marketing and business development              255           215          187
Professional services                            60            58           63
Other                                           168           170          181
Relocation charge                                 0             0            0
                                        ------------  ------------ ------------
 Total non-interest expenses          $       2,022 $       1,935 $      1,796
                                        ------------  ------------ ------------
Income before income taxes                      549           681          656
Income tax expense                              194           237          240
                                        ------------  ------------ ------------
Net income before merger charges      $         355 $         444 $        416
                                        ============  ============ ============
Preferred stock dividend requirements $          16 $          17 $         16
                                        ============  ============ ============
Earnings applicable to common shares  $         339 $         427 $        400
                                        ============  ============ ============
Merger and restructuring charges,
 net of taxes                         $           0 $           0 $          0
                                        ============  ============ ============
Earnings applicable to common shares
 after merger charges                 $         339 $         427 $        400
                                        ============  ============ ============

                    MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
             Quarterly Consolidated Income Statement Information
                         (unaudited, dollars in millions)

                                                  FOR THE QUARTER ENDED
                                             2/28/95
                                        ------------
Investment banking                    $         284
Principal transactions:
 Trading                                        327
 Investments                                     19
Commissions                                     323
Fees:
 Asset mgmt, distribution & admin               331
 Merchant and cardmember                        260
 Servicing                                      158
Interest and dividends                        2,610
Other                                            38
                                        ------------
 Total revenues                       $       4,350
Interest expense                              2,074
Provision for consumer loan losses              171
                                        ------------
 Net revenues                         $       2,105
                                        ------------
Compensation and benefits                       818
Occupancy and equipment                         112
Brokerage, clearing and exchange fees            67
Info processing and communications              207
Marketing and business development              208
Professional services                            68
Other                                           193
Relocation charge                                59
                                        ------------
 Total non-interest expenses          $       1,732
                                        ------------
Income before income taxes                      373
Income tax expense                              144
                                        ------------
Net income before merger charges      $         229
                                        ============
Preferred stock dividend requirements $          16
                                        ============
Earnings applicable to common shares  $         213
                                        ============
Merger and restructuring charges,
 net of taxes                         $           0
                                        ============
Earnings applicable to common shares
 after merger charges                 $         213
                                        ============

                    MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
    Quarterly Securities and Asset Management Income Statement Information
                        (unaudited, dollars in millions)

                                                  FOR THE QUARTER ENDED
                                             5/31/97       2/28/97     11/30/96
                                        ------------  ------------ ------------
Investment banking                    $         581 $         522 $        638
Principal transactions:
 Trading                                        722           869          622
 Investments                                    136            56           26
Commissions                                     476           489          440
Fees:
 Asset mgmt, distribution & admin               610           587          474
 Servicing                                        1             2            3
Interest and dividends                        2,416         2,602        1,899
Other                                            32            27           29
                                        ------------  ------------ ------------
 Total revenues                       $       4,974 $       5,154 $      4,131
Interest expense                              2,191         2,426        1,753
Provision for consumer loan losses                3             2            1
                                        ------------  ------------ ------------
 Net revenues                         $       2,780 $       2,726 $      2,377
                                        ------------  ------------ ------------

Compensation and benefits                     1,369         1,355        1,186
Occupancy and equipment                         112           113          113
Brokerage, clearing and exchange fees           109            95           85
Info processing and communications              149           142          143
Marketing and business development              100            96           94
Professional services                            83            75           89
Other                                           111           124          102
Relocation charge                                 0             0            0
                                        ------------  ------------ ------------
 Total non-interest expenses          $       2,033 $       2,000 $      1,812
                                        ------------  ------------ ------------
Income before income taxes                      747           726          565
Income tax expense                              286           281          200
                                        ------------  ------------ ------------
Net income                            $         461 $         445 $        365
                                        ============  ============ ============

                    MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
    Quarterly Securities and Asset Management Income Statement Information
                        (unaudited, dollars in millions)

                                                  FOR THE QUARTER ENDED
                                             8/31/96       5/31/96      2/28/96
                                        ------------  ------------ ------------
Investment banking                    $         486 $         604 $        458
Principal transactions:
 Trading                                        534           680          823
 Investments                                     29            38           (7)
Commissions                                     417           463          448
Fees:
 Asset mgmt, distribution & admin               423           430          390
 Servicing                                        2             3            3
Interest and dividends                        2,359         2,167        2,155
Other                                            26            33           26
                                        ------------  ------------ ------------
 Total revenues                       $       4,276 $       4,418 $      4,296
Interest expense                              2,160         2,004        1,992
Provision for consumer loan losses                2             1            3
                                        ------------  ------------ ------------
 Net revenues                         $       2,114 $       2,413 $      2,301
                                        ------------  ------------ ------------

Compensation and benefits                     1,051         1,195        1,137
Occupancy and equipment                         108           105          106
Brokerage, clearing and exchange fees            76            78           77
Info processing and communications              124           126          119
Marketing and business development               63            74           65
Professional services                            71            65           55
Other                                            91            83          107
Relocation charge                                 0             0            0
                                        ------------  ------------ ------------
 Total non-interest expenses          $       1,584 $       1,726 $      1,666
                                        ------------  ------------ ------------
Income before income taxes                      530           687          635
Income tax expense                              184           248          243
                                        ------------  ------------ ------------
Net income                            $         346 $         439 $        392
                                        ============  ============ ============

                    MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
    Quarterly Securities and Asset Management Income Statement Information
                        (unaudited, dollars in millions)

                                                  FOR THE QUARTER ENDED
                                            11/30/95       8/31/95      5/31/95
                                        ------------  ------------ ------------
Investment banking                    $         551 $         398 $        321
Principal transactions:
 Trading                                        330           478          556
 Investments                                     39            69           (6)
Commissions                                     414           395          386
Fees:
 Asset mgmt, distribution & admin               350           347          345
 Servicing                                        4             4            4
Interest and dividends                        1,943         2,134        1,983
Other                                            17            19           28
                                        ------------  ------------ ------------
 Total revenues                       $       3,648 $       3,844 $      3,617
Interest expense                              1,677         1,902        1,818
Provision for consumer loan losses                2             2            1
                                        ------------  ------------ ------------
 Net revenues                         $       1,969 $       1,940 $      1,798
                                        ------------  ------------ ------------

Compensation and benefits                       999           979          861
Occupancy and equipment                         103           104           98
Brokerage, clearing and exchange fees            72            73           77
Info processing and communications              126           113          121
Marketing and business development               50            50           61
Professional services                            48            47           50
Other                                           100            97          106
Relocation charge                                 0             0            0
                                        ------------  ------------ ------------
 Total non-interest expenses          $       1,498 $       1,463 $      1,374
                                        ------------  ------------ ------------
Income before income taxes                      471           477          424
Income tax expense                              164           161          152
                                        ------------  ------------ ------------
Net income                            $         307 $         316 $        272
                                        ============  ============ ============

                    MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
    Quarterly Securities and Asset Management Income Statement Information
                        (unaudited, dollars in millions)

                                    FOR THE QUARTER ENDED
                                             2/28/95
                                        ------------
Investment banking                    $         284
Principal transactions:
 Trading                                        327
 Investments                                     19
Commissions                                     323
Fees:
 Asset mgmt, distribution & admin               331
 Servicing                                        3
Interest and dividends                        2,068
Other                                            39
                                        ------------
 Total revenues                       $       3,394
Interest expense                              1,864
Provision for consumer loan losses                2
                                        ------------
 Net revenues                         $       1,528
                                        ------------

Compensation and benefits                       721
Occupancy and equipment                         101
Brokerage, clearing and exchange fees            67
Info processing and communications              114
Marketing and business development               72
Professional services                            56
Other                                           115
Relocation charge                                59
                                        ------------
 Total non-interest expenses          $       1,305
                                        ------------
Income before income taxes                      223
Income tax expense                               86
                                        ------------
Net income                            $         137
                                        ============

                    MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
    Quarterly Credit and Transaction Services Income Statement Information
                        (unaudited, dollars in millions)
                               (Managed loan basis)

                                                  FOR THE QUARTER ENDED
                                             5/31/97       2/28/97     11/30/96
                                        ------------  ------------ ------------
Fees:
 Merchant and cardmember              $         528 $         548 $        510
 Servicing                                        0             0            0
Commissions                                       8             1            0
Other                                             4             1            0
                                        ------------  ------------ ------------
 Total non-interest revenues          $         540 $         550 $        510

Interest revenue                              1,299         1,285        1,221
Interest expense                                491           486          463
                                        ------------  ------------ ------------
 Net interest income                            808           799          758

Provision for consumer loan losses              611           603          598
                                        ------------  ------------ ------------
 Net credit income                              197           196          160
                                        ------------  ------------ ------------
 Net revenues                         $         737 $         746 $        670
                                        ------------  ------------ ------------

Compensation and benefits                       136           135          124
Occupancy and equipment                          15            15           17
Brokerage, clearing and exchange fees             4             0            0
Info processing and communications              118           128          126
Marketing and business development              174           192          184
Professional services                            16            18           16
Other                                            64            56           64
                                        ------------  ------------ ------------
 Total non-interest expenses          $         527 $         544 $        531
                                        ------------  ------------ ------------

Income before income taxes                      210           202          139
Income tax expense                               81            76           52
                                        ------------  ------------ ------------
Net income                            $         129 $         126 $         87
                                        ============  ============ ============

                    MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
    Quarterly Credit and Transaction Services Income Statement Information
                        (unaudited, dollars in millions)
                               (Managed loan basis)

                                                  FOR THE QUARTER ENDED
                                             8/31/96       5/31/96      2/28/96
                                        ------------  ------------ ------------
Fees:
 Merchant and cardmember              $         446 $         417 $        374
 Servicing                                        0             0            0
Commissions                                       0             0            0
Other                                             0             2            0
                                        ------------  ------------ ------------
 Total non-interest revenues          $         446 $         419 $        374

Interest revenue                              1,187         1,150        1,127
Interest expense                                455           445          448
                                        ------------  ------------ ------------
 Net interest income                            732           705          679

Provision for consumer loan losses              487           409          387
                                        ------------  ------------ ------------
 Net credit income                              245           296          292
                                        ------------  ------------ ------------
 Net revenues                         $         691 $         715 $        666
                                        ------------  ------------ ------------

Compensation and benefits                       119           119          121
Occupancy and equipment                          14            14           14
Brokerage, clearing and exchange fees             0             0            0
Info processing and communications              123           115          109
Marketing and business development              184           173          171
Professional services                            13             8           14
Other                                            72            83           72
                                        ------------  ------------ ------------
 Total non-interest expenses          $         525 $         512 $        501
                                        ------------  ------------ ------------

Income before income taxes                      166           203          165
Income tax expense                               62            74           64
                                        ------------  ------------ ------------
Net income                            $         104 $         129 $        101
                                        ============  ============ ============

                    MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
    Quarterly Credit and Transaction Services Income Statement Information
                        (unaudited, dollars in millions)
                               (Managed loan basis)

                                                  FOR THE QUARTER ENDED
                                            11/30/95       8/31/95      5/31/95
                                        ------------  ------------ ------------
Fees:
 Merchant and cardmember              $         344 $         320 $        290
 Servicing                                        0             0            0
Commissions                                       0             0            0
Other                                             1             1            1
                                        ------------  ------------ ------------
 Total non-interest revenues          $         345 $         321 $        291

Interest revenue                              1,050         1,023          981
Interest expense                                413           402          393
                                        ------------  ------------ ------------
 Net interest income                            637           621          588

Provision for consumer loan losses              380           266          225
                                        ------------  ------------ ------------
 Net credit income                              257           355          363
                                        ------------  ------------ ------------
 Net revenues                         $         602 $         676 $        654
                                        ------------  ------------ ------------

Compensation and benefits                       111           105           99
Occupancy and equipment                          13            12           11
Brokerage, clearing and exchange fees             0             0            0
Info processing and communications              115           106           98
Marketing and business development              205           165          126
Professional services                            12            11           13
Other                                            68            73           75
                                        ------------  ------------ ------------
 Total non-interest expenses          $         524 $         472 $        422
                                        ------------  ------------ ------------

Income before income taxes                       78           204          232
Income tax expense                               30            76           88
                                        ------------  ------------ ------------
Net income                            $          48 $         128 $        144
                                        ============  ============ ============

                    MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
    Quarterly Credit and Transaction Services Income Statement Information
                        (unaudited, dollars in millions)
                               (Managed loan basis)

                                        FOR THE QUARTER ENDED
                                             2/28/95
                                        ------------
Fees:
 Merchant and cardmember              $         292
 Servicing                                        0
Commissions                                       0
Other                                            (1)
                                        ------------
 Total non-interest revenues          $         291

Interest revenue                                912
Interest expense                                370
                                        ------------
 Net interest income                            542

Provision for consumer loan losses              256
                                        ------------
 Net credit income                              286
                                        ------------
 Net revenues                         $         577
                                        ------------

Compensation and benefits                        97
Occupancy and equipment                          11
Brokerage, clearing and exchange fees             0
Info processing and communications               93
Marketing and business development              136
Professional services                            12
Other                                            78
                                        ------------
 Total non-interest expenses          $         427
                                        ------------

Income before income taxes                      150
Income tax expense                               58
                                        ------------
Net income                            $          92
                                        ============

                    MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
                          Segment and Statistical Data
                                  (unaudited)

                                             Quarter Ended          Percentage
                                        May 31, 1997  May 31, 1996    Change
                                        ------------  ------------ ------------
MSDWD

Period end common shares outstanding    586,342,798   581,929,723
Book value per common share           $       19.37 $       16.34
Shareholder's equity (millions)       $      12,162 $      10,235
Total capital (millions) (1)          $      33,667 $      28,019

SECURITIES ($ billions)

Brokerage
 Dean Witter account executives               9,373         8,725
 Dean Witter client assets            $         271 $         234

Capital markets (2)
 Mergers and acquisitions announced
   transactions (3)
  MSDWD global market volume          $        85.6 $        98.5
  Rank                                            3             1
 Worldwide equity & related issues (3)
  MSDWD global market volume          $         9.7 $        11.7
  Rank                                            2             1

ASSET MANAGEMENT (billions)

Assets under mgmt and administration
Products offered primarily to indivs
 Mutual funds
  Equity                              $          62 $          35          77%
  Fixed income                                   49            24         104%
  Money markets                                  28            23          22%
                                        ------------  ------------
  Total mutual funds                            139            82          70%

 ICS Assets                                      12            10          20%
 Other                                           23            10         130%

Products offered primarily to
   institutional clients
 Mutual funds                                    41            31          32%
 Separate accts, pooled vehicle and
  other arrangements                             88            71          24%

Total assets under management         $         303 $         204          49%

Global assets under custody           $         410 $         130           *

(1) Includes capital units and non-currrent portion of long-term debt.
(2) Source:  Securities Data Corp.
(3) Information is year to date and stated on a calendar year basis.

                    MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
                          Segment and Statistical Data
                                  (unaudited)

                                             Quarter Ended          Percentage
                                        May 31, 1997  Feb 28, 1997    Change
                                        ------------  ------------ ------------
MSDWD

Period end common shares outstanding    586,342,798   582,335,632
Book value per common share           $       19.37 $       18.70
Shareholder's equity (millions)       $      12,162 $      11,841
Total capital (millions) (1)          $      33,667 $      33,466

SECURITIES ($ billions)

Brokerage
 Dean Witter account executives               9,373         9,136
 Dean Witter client assets            $         271 $         261

Capital markets (2)
 Mergers and acquisitions announced
   transactions (3)
  MSDWD global market volume          $        85.6 $        31.7
  Rank                                            3             3
 Worldwide equity & related issues (3)
  MSDWD global market volume          $         9.7 $         5.7
  Rank                                            2             1

ASSET MANAGEMENT (billions)

Assets under mgmt and administration
Products offered primarily to indivs
 Mutual funds
  Equity                              $          62 $          58           7%
  Fixed income                                   49            50          (2%)
  Money markets                                  28            27           4%
                                        ------------  ------------
  Total mutual funds                            139           135           3%

 ICS Assets                                      12            11           9%
 Other                                           23            22           5%

Products offered primarily to
   institutional clients
 Mutual funds                                    41            38           8%
 Separate accts, pooled vehicle and
  other arrangements                             88            84           5%

Total assets under management         $         303 $         290           4%

Global assets under custody           $         410 $         152           *

(1) Includes capital units and non-currrent portion of long-term debt.
(2) Source:  Securities Data Corp.
(3) Information is year to date and stated on a calendar year basis.

                    MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
                          Segment and Statistical Data
                        (unaudited, dollars in millions)

                                             Quarter Ended          Percentage
                                        May 31, 1997  May 31, 1996    Change
                                        ------------  ------------ ------------
CREDIT AND TRANSACTION SERVICES

Owned consumer loans
 Period End                           $      21,143 $      18,146          17%
 Average                                     20,937        17,884          17%

Managed consumer loans (1)
 Period End                           $      34,167 $      30,806          11%
 Average                              $      34,032 $      30,215          13%
 Interest yield                              14.85%        14.89%     (0.04 bp)
 Interest spread                              8.72%         8.63%      0.09 bp
 Net charge-off rate                          7.07%         5.22%      1.85 bp
 Delinquency rate (over 30 days)              6.90%         5.79%      1.11 bp

General purpose credit card
 accounts (in millions)                          40            38
NOVUS Network new merchant
 locations (in thousands)                       108           119

(1) Includes owned and securitized consumer loans

                    MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
                          Segment and Statistical Data
                        (unaudited, dollars in millions)

                                             Quarter Ended          Percentage
                                        May 31, 1997  Feb 28, 1997    Change
                                        ------------  ------------ ------------
CREDIT AND TRANSACTION SERVICES

Owned consumer loans
 Period End                           $      21,143 $      20,856           1%
 Average                                     20,937        21,315          (2%)

Managed consumer loans (1)
 Period End                           $      34,167 $      33,986           1%
 Average                              $      34,032 $      34,512          (1%)
 Interest yield                              14.85%        14.86%     (0.01 bp)
 Interest spread                              8.72%         8.73%     (0.01 bp)
 Net charge-off rate                          7.07%         6.91%      0.16 bp
 Delinquency rate (over 30 days)              6.90%         7.49%     (0.59 bp)

General purpose credit card
 accounts (in millions)                          40            39
NOVUS Network new merchant
 locations (in thousands)                       108            92

(1) Includes owned and securitized consumer loans

                    MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
                          Segment and Statistical Data
                        (unaudited, dollars in millions)

                                             Six Months Ended       Percentage
                                        May 31, 1997  May 31, 1996    Change
                                        ------------  ------------ ------------
CREDIT AND TRANSACTION SERVICES

Owned consumer loans
 Period End
 Average

Managed consumer loans (1)
 Period End
 Average
 Interest yield                              14.85%        14.92%     (0.07 bp)
 Interest spread                              8.73%         8.55%      0.18 bp
 Net charge-off rate                          6.98%         5.00%      1.98 bp
 Delinquency rate (over 30 days)              6.90%         5.79%      1.11 bp

General purpose credit card
 accounts (in millions)                          40            38
NOVUS Network new merchant
 locations (in thousands)                       201           194

(1) Includes owned and securitized consumer loans

                                      F-9